Exhibit 99.1

     DNB Financial CorporationNASDAQ Capital Market: DNBFInvestor Overview PresentationFall 2015  FIRST to support our customers and communities

 2  FORWARD-LOOKING INFORMATION   Certain statements contained in this presentation are forward-looking in nature. These include all statements about DNB's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause DNB's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to DNB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) changes in regulation resulting from or relating to financial reform legislation. DNB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 3  Corporate Overview / Compelling Investment Opportunity (Pages 4-6)Strong Market Drives Opportunity (Pages 7-10)Strategically Positioned for Growth (Pages 11-15)Consistent Performance, Stable Growth, & Solid Financial Trends (Pages 16-27)Appendix (Pages 28-47)  TABLE OF CONTENTS

 4  CORPORATE OVERVIEW  Founded: DNB Financial Corporation (NASDAQ: DNBF) is the bank holding company of DNB First, National Association. The Bank was founded in 1860 and is the oldest National Bank in the greater Philadelphia Region.Headquarters: Downingtown, Chester County, PennsylvaniaTotal Assets: $756 millionDeposits: $626 millionTotal Equity: $57 millionBranch Offices: 12Share Price: $25.85 as of August 31, 2015Market Cap: $73 millionShares Outstanding: 2.8 million  Snapshot June 30, 2015

COMPELLING INVESTMENT OPPORTUNITY

- High quality footprint in affluent Chester and Delaware Counties, PA
- Consistent Earnings
- Attractive Core Deposit profile
- Superior asset quality / Quality loan growth
- Well-capitalized, highly liquid, with clean, conservative balance sheet
- Strategically positioned to grow to $1 billion-plus in assets
- Approximately 100% of employees own stock, 16% inside ownership, 24% institutional ownership

5

 6  DELIVERING FOR OUR SHAREHOLDERS BEATING THE INDICES

 Strong Market Drives Opportunity  7

 8  ESTABLISHED PRESENCE IN ATTRACTIVE SOUTHEASTERN PENNSYLVANIA MARKET  County  Total # of Branches  # of DNB Branches  Total Deposits in Market ($000)  DNB Deposits in Market ($000)  *Total Population 2014 (Est.)  *Population Change 4/2010-7/2014 (%)  *Median HH Income 2009-2013 ($)  Chester  187  10  11,363,200  523,700  512,784  2.70%  86,050  Delaware  171  2  11,880,700  54,700  562,960  0.80%  64,010  *Source: US Census Bureau

DNB VS COMPETITORS
SIGNIFICANT OPPORTUNITY TO TAKE SHARE

Chester County, PA							
2014 Rank	2013 Rank	Institution (ST)	2014 Number of Branches	2014 Total Deposits in Market ($M)	2014 Total Market Share (%)	2013 Total Deposits in Market ($M)	2013 Total Market Share (%)
1	1	Wells Fargo & Co. (CA)	16	1,678.3	14.77	1,592.6	14.58
2	2	PNC Financial Services Group (PA)	10	1,134.1	9.98	1,081.3	9.90
3	3	Toronto-Dominion Bank	10	1,046.2	9.21	1,055.3	9.66
4	4	RBS- Citizens Bank	18	1,045.0	9.20	1,027.9	9.41
5	5	National Penn Bancshares (PA)	18	831.4	7.32	813.1	7.45
6	6	BB&T Corp. (NC)	14	780.2	6.87	719.5	6.59
7	***7***	***DNB Financial Corp. (PA)***	***10***	***523.7***	***4.61***	***512.4***	***4.69***
8	9	First Niagara Finl Group (NY)	11	481.4	4.24	418.0	3.83
9	11	Fulton Financial Corp.(PA)	8	450.2	3.96	389.8	3.57
10	10	Meridian Bank (PA)	3	435.3	3.83	394.0	3.61
		Total For Institutions in Market	187	11,363.2		10,919.2	

- DNB leads deposit market share among community banks in Chester County, one of Pennsylvania's most affluent & fastest growing counties
- DNB grew deposits 27.12% in 4.5 years, resulting in a Compounded Annual Growth Rate of 5.48%
- Core Deposits are 75% of total Deposits, contributing to an 0.18% Cost of Deposits YTD through June 30, 2015

9

Source: SNL Financial, FDIC data as of 6/30/14 & US Census Bureau

10  Population (est.) 562,960 in 2014, representing an increase of 4,234 from the 2010 Census Median Household Income is $64,041, above PA average of $52,548Fifth most populous county in PA, conducive for expanded banking services growthOver 7,200 businesses (over $500,000 in sales)  MARKET OVERVIEW AND DEMOGRAPHICS  Growing Presence in Delaware County, PA

 Strategically Positioned for Growth  11

 12  Continue to attract low cost core depositsContinue to grow and integrate fee-based linesActively pursue accretive bank & non-bank M&ADevelop a seamless client experience across multiple channels including branch, phone, web and mobileContinue focus on organic loan growth  STRATEGIC OBJECTIVES

 13  BALANCE SHEET GROWTH   (in thousands)  Growth Rates        4.5 Year  2015*  Loans  4%  7%  Deposits  5%  7%  Assets  5%  9%  * 6 months results

 14  DEPOSIT MIX:STEADY CORE DEPOSIT GROWTH   Non-Interest DDA MMDA/Savings/NOW CDs          Dec-2011  Dec-2012  Dec-2013  Dec-2014  Jun-2015              Non Interest DDA  13.7%  16.0%  18.2%  17.2%  20.2%  MMDA/Savings/NOW  65.1%  64.7%  64.7%  69.9%  70.5%  Total Core Deposits  78.8%  80.7%  82.9%  87.1%  90.7%  CDs (less brokered)  21.2%  19.3%  17.1%  12.9%  9.3%  Core Deposits includes: Demand Deposit, NOW, MMDA & Savings (excludes CD’s)

 15  LOAN PORTFOLIO MIX   Construction Residential RE Commercial RE C&I Consumer Other                  Dec-11  Dec-12  Dec-13  Dec-14  Jun-15  Construction     7.4%  3.9%  5.4%  6.6%  4.9%  Residential RE     30.8%  29.0%  29.3%  30.8%  30.5%  Commercial RE     46.8%  48.8%  48.8%  48.0%  49.5%  C&I     8.7%  13.0%  12.8%  9.9%  8.3%  Consumer     2.4%  2.2%  1.8%  1.5%  1.4%  Other     3.9%  3.1%  1.9%  3.2%  5.4%   Residential RE loans include 1-4, 5+, Home Equity and Home Equity LOC               Commercial RE loans include OO, NOO and SBA/USDA Guaranteed              Snapshot June 30, 2015

 DNB’s Consistent Performance, Stable Growth and Financial Trends  16

 Performance Ratios  2014 Q2  2014 Q3  2014 Q4  2015 Q1  2015 Q2  Return on average assets  0.67%  0.72%  0.82%  0.69%  0.66%  Return on average equity  7.35%  7.82%  9.04%  8.13%  8.75%  Return on average tangible equity  7.38%  7.84%  9.06%  8.15%  8.79%  Net interest margin  3.36%  3.33%  3.25%  3.14%  3.11%  Efficiency ratio  71.97%  68.76%  70.45%  69.87%  67.29%  17  FINANCIAL PERFORMANCE

 18  PERFORMANCE RATIOS     * Results annualized

 19  PERFORMANCE RATIOS

 Asset Quality Ratios  2014 Q2  2014 Q3  2014 Q4  2015 Q1  2015 Q2  Net Charge-offs to average loans  0.11%  0.27%  0.16%  0.01%  0.43%  Non-performing loans/Total loans  1.18%  1.34%  1.50%  1.47%  0.98%  Allowance for credit loss/Total loans  1.11%  1.09%  1.08%  1.12%  1.08%  Allowance for credit loss/Non-performing loans  94.62%  81.01%  71.59%  76.24%  110.29%  20  ASSET QUALITY RATIOS

 21  ASSET QUALITY RATIOS

 Capital Ratios  2014 Q2  2014 Q3  2014 Q4  2015 Q1  2015 Q2  Total equity/Total assets  9.00%  8.97%  8.84%  7.51%  7.49%  Tangible equity/Tangible assets  8.95%  8.95%  8.82%  7.49%  7.48%  Tangible common equity/Tangible assets  7.06%  7.08%  7.02%  7.06%  7.05%  Tier 1 leverage  10.76%  10.75%  10.55%  8.98%  9.02%  Tier 1 risk-based capital  14.88%  14.84%  14.90%  12.63%  12.43%  Total risk-based capital  15.92%  15.86%  15.92%  15.51%  15.21%  22  STRONG CAPITAL POSITION  Ratios at June 30, 2015  DNBF  Current Minimum Capital Required-Basel III Phase -In   Capital Required-Basel III Fully Phased -In (January 1, 2019)   Common equity tier 1/Risk-weighted assets  10.17%  4.50%  7.00%  Tier 1 capital/Risk-weighted assets  12.43%  6.00%  8.50%  Total capital/Risk-weighted assets  15.21%  8.00%  10.50%  Tier 1 leverage /Average assets  9.02%  4.00%  4.00%

 23  WELL POSITIONED FOR POSSIBLE INTEREST RATE INCREASES  Shift in Interest Rates (in bps)  % Change in Projected Baseline Net Interest Income*  +100  (2.1%)  +200  (4.4%)  +300  (6.8%)  *Earnings simulation model’s projected impact of a shock in interest rates on the projected baseline net interest income for the 12-month period commencing June 30, 2015.

 Earnings and Per Share Data  2014 Q2  2014 Q3  2014 Q4  2015 Q1  2015 Q2  Net income available to common shareholders  $1,087  $1,196  $1,419  $1,226  $1,227  Diluted earnings per common share  $0.38  $0.43  $0.50  $0.43  $0.43  Dividends per common share  $0.07  $0.07  $0.07  $0.07  $0.07  Book value per common share  $17.62  $17.81  $18.32  $18.91  $19.04  Tangible book value per common share  $17.55  $17.74  $18.26  $18.83  $18.96  Average common shares outstanding  2,763  2,769  2,776  2,786  2,802  24  EARNINGS & PER SHARE DATA

 25  EARNINGS & PER SHARE DATA

 26  EARNINGS & PER SHARE DATA

 27  BUILDING CAPITAL FOR SHAREHOLDERS  34.75% increase in 3.5 years, resulting in a compounded annual growth rate of 8.90%

     Appendix

 29  Selected Financial Data (Pages 30-32)Fee Income (Pages 33-36)Experienced Management and Board Leadership (Pages 37-43) Invest in DNB Financial (Pages 44-47)  APPENDIX

 Selected Financial Data  30

 31  SELECTED FINANCIAL DATA - QUARTERLY  (Dollars in thousands, except per share data)  As of or for the three months ended,                     June 30, 2014     Sept 30, 2014     Dec 31, 2014     Mar 31, 2015     June 30, 2015  Results of Operations:                              Interest income   $ 5,877      $ 5,905      $ 6,012      $ 5,996      $ 6,131    Interest expense  581    544    561    606    678   Net interest income  5,296    5,361    5,451    5,390    5,453   Provision for credit losses  255    300    200    300    415   Non-interest income  1,012    1,041    1,063    1,051    1,142   Gain on sale of investment securities  102    86    435    53    11   Gain on sale of SBA loans  0    0    0    231    185   Non-interest expense  4,673    4,532    4,732    4,824    4,724   Income before income taxes  1,481    1,656    2,017    1,601    1,652   Income tax expense  417    417    417    417    417   Net income   1,120    1,229    1,451    1,252    1,235   Preferred stock dividends and accretion of discount  33    33    32    26    8   Net income available to common stockholders  1,087    1,196    1,419    1,226    1,227  Period End Balances:                              Assets   $ 685,162      $ 695,420      $ 723,330      $ 748,440      $ 755,943    Securities  194,771    198,086    231,656    232,958    231,712   Loans held for sale  0    0    617    0    0   Net loans and leases  439,022    449,407    455,603    464,100    472,335   Deposits  575,569    589,366    605,083    627,261    626,376   Borrowings  43,741    39,123    49,005    59,840    67,725   Stockholders' equity  61,697    62,363    63,908    56,173    56,624  Earnings and Per Share Data:                              Net income available to common stockholders   $ 1,087      $ 1,196      $ 1,419      $ 1,226      $ 1,227    Diluted earnings per common share  0.38    0.43    0.5    0.43    0.43   Dividends per common share  0.07    0.07    0.07    0.07    0.07   Book value per common share  17.62    17.81    18.32    18.91    19.04   Tangible book value per common share  17.55    17.74    18.26    18.83    18.96   Average diluted common shares outstanding  2,810    2,817    2,822    2,833    2,848

 32  SELECTED FINANCIAL DATA - QUARTERLY  (Dollars in thousands, except per share data)  As of or for the three months ended                     June 30, 2014     Sept 30, 2014     Dec 31, 2014     Mar 31, 2015     June 30, 2015  Performance Ratios                               Return on average assets  0.67%    0.72%    0.82%    0.69%    0.66%   Return on average equity  7.35%    7.82%    9.04%    8.13%    8.75%   Return on average tangible equity  7.38%    7.84%    9.06%    8.15%    8.79%   Net interest margin  3.36%    3.33%    3.25%    3.14%    3.11%   Efficiency ratio  71.97%    68.76%    70.45%    69.87%    67.29%  Asset Quality Ratios                               Net charge-offs to average loans  0.11%    0.27%    0.16%    0.01%    0.43%   Non-performing loans/Total loans  1.18%    1.34%    1.50%    1.47%    0.98%   Non-performing assets/Total assets  0.89%    1.00%    1.07%    1.03%    0.88%   Allowance for credit loss/Total loans  1.11%    1.09%    1.08%    1.12%    1.08%   Allowance for credit loss/Non-performing loans  94.62%    81.01%    71.59%    76.24%    110.29%  Capital Ratios                              Total equity/Total assets  9.00%    8.97%    8.84%    7.51%    7.49%   Tangible equity/Tangible assets  8.95%    8.95%    8.82%    7.49%    7.48%   Tangible common equity/Tangible assets  7.06%    7.08%    7.02%    7.06%    7.05%   Tier 1 leverage   10.76%    10.75%    10.55%    8.98%    9.02%   Common tier 1 risk-based capital   n/a    n/a    n/a    10.28%    10.17%   Tier 1 risk-based capital   14.88%    14.84%    14.90%    12.63%    12.43%   Total risk-based capital   15.92%    15.86%    15.92%    15.51%    15.21%  Wealth Management                               Assets Under Care*   $ 158,688      $ 161,068      $ 163,807      $ 178,339      $ 189,411   *Wealth Management AUC includes assets under management, administration, supervision and brokerage.

 Fee Income  33

 34  Fee Income Sources  Non-interest income represented 19% of total revenue in 2014Trust and Wealth Management Services DNB First Investment Management and Trust provides wealth management and trust services to individuals, businesses and non-profit organizations throughout the Greater Philadelphia Region. DNB Investments & Insurance in conjunction with a third party broker dealer, work with commercial lenders and retail bankers to provide brokerage, investment management, insurance, retirement and financial planning services to DNB’s clients.     2014 Q2  2014 Q3  2014 Q4  2015 Q1  2015 Q2  Wealth Management Assets under care*   $ 158,688    $ 161,068    $ 163,807    $ 178,339    $ 189,411   Wealth Management income   $ 324,656    $ 342,554    $ 335,331    $ 351,622    $ 422,406   *Wealth Management Assets Under Care includes assets under management, administration, supervision and brokerage. (Dollars in thousands)

 35  Fee Income Sources    Mortgage Banking Services DNB offers a broad array of residential mortgage products including long-term fixed rate and variable rate loans which are sold on a servicing-released basis in the secondary mortgage market. These loans are originated primarily through our banking offices, as well as through the internet and local real estate agents. This is one of DNB’s relatively new units which has the potential to contribute significantly to our fee income going forward. Revenue for 2014 and for the six months ended June 30, 2015 were $92,151 and $88,894, respectively.  Gains on Sale of SBA loans DNB originates SBA loans in its market area in conjunction with a local economic development authority. DNB sells the guaranteed portion of these loans into the secondary market and retains the non-guaranteed portion of the loan. Revenue for the six months ended June 30, 2015 was $231,094.

 36  Fee Income Sources    Other Fee Income Areas In addition to the specific fees noted above, DNB derives fees from service charges on deposit products, cash management, remote capture, merchant services, debit cards, safe deposit box rentals as well as increases in the cash surrender value of Bank Owned Life Insurance. Revenues from all of these sources, not including gains on the sales of investments, was $2.69 million and $1.33 million, for 2014 and for the six months ended June 30, 2015, respectively.

 Experienced Management and Board Leadership  37

 38  MANAGEMENT TEAM AND DIRECTORS  William S. Latoff – Chairman & Chief Executive Officer43 years experience in finance, public accounting, real estate and automotive industries. Director since 1998, Chairman of the Board since 2003 and CEO since 2004. Chairman of the Executive and Board Loan Committees. Currently serves as Director and past Chairman of the Chester Country Industrial Development Authority, Chairman of the Chester County Library Trust Board, Member of the Nominating Committee for the Federal Reserve Bank of Philadelphia, Member of the American Bankers Association's Public Affairs Committee, Member of the Pennsylvania Business Council Roundtable and The Chester County Chamber of Business and Industry, where he serves on the Nominating Committee. Previously served on the Board of Directors of Keystone Financial and on the Board of Elmwood Federal Savings Bank, Chairman Emeritus of the Chester County Historical Society, Member of the Chester County Economic Development Council and former Board Member, Past Chairman of the Pennsylvania Bankers Public Affairs Committee and a former member of the Government Relations Policy Committee. Prior experience: Significant Real Estate Development experience, Bliss & Company, Ltd., Certified Public Accountants, Chairman and President of Brandywine Automotive Group, Inc. and former owner of Mercedes Benz of West Chester.William J. Hieb – President and Chief Risk & Credit Officer36 years of experience in commercial banking with a concentration in middle market lending, construction and CRE as well as specialized lending and capital markets. Director of the Corporation since 2005 and a Director of the Bank since 2004. President and Chief Operating Officer of the Corporation and the Bank since 2011. Prior to that served as President and Chief Operating Officer of the Corporation and Bank since 2005. Chairman of the Wealth Management Committee and member of the Board Loan Committee. Served as Board Member of the Chester County Economic Development Council from 2008 to 2013, the Chester County Chamber of Business and Industry Foundation since 2007, the Downingtown Area School District Education Foundation since 2009, the Business Leadership Organized for Catholic Schools since 2012, the Pennsylvania Bankers Association from 2009 to 2013 and the Chester County Historical Society since 2010. Served as Treasurer, Board Member and a member of the Executive Committee of the Housing Partnership of Chester County from 2005 to 2012. Prior experience: First Union National Bank and predecessor banks from 1978 to 2002. Served as a Senior Vice President of First Union National Bank and Managing Director of the First Union Securities in Philadelphia. Holds Series 7, 24 and 63 Securities Licenses.Gerald F. Sopp – Executive Vice President, Chief Financial Officer & Corporate Secretary 37 years of experience in financial services, manufacturing and retail. Joined DNB in 2007 and is directly responsible for financial reporting and accounting, asset/liability management, strategic planning, human resources and facilities. Prior experience: Vice President and Controller of Wilmington Trust Corporation, Wilmington, Delaware from 2000 to 2006, Vice President and Controller of The Clarks Companies, N.A., Newton Upper Falls, Massachusetts from 1993 to 2000, Assistant Controller of Silo, Inc., Philadelphia, Pennsylvania from 1991 to 1992, and Vice President of Corporate Accounting and Reporting for Chase Manhattan Bank (USA), Wilmington, Delaware from 1983 to 1991. Previously served on the Board of Directors of Habitat for Humanity of Chester County and served as Treasurer and Board Member of the Financial Executives International, Delaware Chapter.

 39  MANAGEMENT TEAM AND DIRECTORS  Vince Liuzzi – Executive Vice President, Chief Banking Officer 31 years banking and financial services experience with emphasis on retail banking, consumer lending, geographic and territory executive leadership, community relations and development. Joined DNB first in 2014 and is responsible to develop and direct strategies for the company’s Banking Group, including branch banking, operations, specialty lines of business; consumer and mortgage lending, small business banking, cash and treasury management, credit, debit and merchant card services; and DNB ’s Sales and Marketing functions. Currently serves on the board of directors and strategic planning committee for the Archdiocese of Greater Philadelphia Catholic Social Services, the Salvation Army of Greater Philadelphia board of directors and finance committee and served recently as board member for the Greater Philadelphia Chamber of Commerce, the Marian Anderson Awards, and the Ronald McDonald House in Wilmington. Served on the National Board of Directors for the Moyer foundation. Served in leadership positions with the Valley Industry and Commerce Association, the Economic Alliance of the San Fernando Valley, the Boys and Girls Clubs of the San Fernando Valley and the Los Angeles Children’s Museum. Recognized in 2012 by the Salvation Army with the “Doing the Most Good” Community leadership award. Prior experience: Executive leadership positions with Wells Fargo Bank as Executive Vice President and Region President for the company’s Greater Philadelphia and Delaware region. Albert J. Melfi, Jr. – Executive Vice President & Chief Lending Officer 41 years experience in the commercial banking industry with a concentration in middle market and CRE lending. Joined DNB in 2006 and is directly responsible for all commercial and personal lending. Prior experience: Regional Vice President of Commerce Bank, PA, N.A., Vice President of Continental/MidAtlantic, N.A. and Vice President of First Pennsylvania Bank. Currently serves as a Board Member and past Chairman of the Chester County Chamber of Business and Industry, Board Member and Vice Chairman of the Delaware County Industrial Development Authority, Chairman of the Delaware County Industrial Development Corporation's Loan Review Committee, Board Member of the Community Action Agency of Delaware County, Board Member of the Chester County Bar Association Foundation Board, Board Member of Delaware County Hero Bowl, Board Member of Chester County Workforce & Development, Active member of SEEDCO's Loan Committee and Pennsylvania Banker's Association. Past Affiliations include: Chairman of the Delaware County Chamber of Commerce, Chairman of the American Heart Association, Member of Neumann College President’s Advisory Committee and President of Delco Lodge Sons of Italy. Mr. Melfi has served on the Boards of the following organizations: Society for the Performing Arts of Media Theater, Barrier Awareness, Delaware County Community College Education Foundation, Archbishop Prendergast High School , Penn Delco School District’s Superintendent’ Advisory Board, Community Transit of Delaware County, United Way of Delaware County, American Red Cross, Delaware County Education Foundation, Southwest Delco Municipal Authority, Delaware County Historical Society, Neumann College Business Advisory Board, March of Dimes, Brandywine Convention and Visitors Bureau. Mr. Melfi has also served as a volunteer EMT and fireman for the Yeadon and Norwood Fire Companies and with Big Brothers of America.

 40  MANAGEMENT TEAM AND DIRECTORS  Bruce E. Moroney – Executive Vice President & Chief Accounting Officer 37 years of experience in banking with a concentration in accounting, finance and treasury management. Joined DNB in 1992 and is directly responsible for SEC and regulatory reporting and budgeting. Prior experience: Executive Vice President and Chief Financial Officer of Brandywine Savings Bank from 1978 to 1992. Board member and former President of Downingtown Good Neighbor Day, Inc., Trustee for Kerr Park Foundation, Help the Children Advisory Board Member, Downingtown Main Street Board Member, former Advisory Board Member of Bishop Shanahan High School and Family Services of Chester County's Retired Senior Volunteer Program.James F. Gagliano – Director of Retail Services and Cash Management 22 years of retail banking and financial services experience. James joined DNB First in 2013 and is directly responsible for DNB First's retail branches & cash management. Served on the board of the IM Able Foundation and numerous committees including; Berks County Habitat for Humanity (Fundraising Committee), Leadership Berks (Marketing Committee) and The Wachovia Foundation (charitable allocations committee - Central Pennsylvania). Prior experience: District Managing Executive of The Huntington Bank, Akron/Canton, Ohio region from January 2013 to June 2013; District Executive and Senior Vice President of Sovereign/Santander Bank, Reading / Lancaster, Pennsylvania from 2010 to 2012; District Manager, Financial Sales Leader, Senior Producing Leader - Vice President and Senior Financial Specialist of Wachovia/Wells Fargo (Lancaster-Reading, PA, Deal, NJ & Miami Beach, Florida from 1999 to 2010); Financial Advisor of Morgan Stanley (Miami Beach, Florida from 1997 to 1999). Richard C. Weber – Managing Director of Wealth Management 42 years in commercial banking industry with a focus on corporate banking, regional management, marketing and wealth management. Joined DNB in 2010 and is directly responsible for DNB's Wealth Management Group. Prior experience: Senior Vice President and Managing Director of Fifth Third Bank's Investment Advisors Division, Senior Vice President and Managing Director of Comerica Bank's Investment Management and Trust Division, Executive Vice President and Managing Director of National City Bank's Private Client Group, Senior Vice President and Director of Private Banking Consulting for Cannon Financial Institute and Executive Vice President of Meridian Bank's Personal Trust Division & Private Banking Group. Mr. Weber currently assists Church Farm School with their fund raising efforts and has served on the Boards of the Allentown Chamber of Commerce, Easter Seal Society of Berks County, Pennsylvania Stage Company in Allentown and Great Lakes Theater Company. Mr. Weber has served as Chairman of the United Way Campaign for the State of Delaware, Vice Chairman of the Board of St. Joseph's Hospital in Reading, Pennsylvania, Chairman of the Montgomery County Workforce Investment Board, Chairman of the Rotary Council of Berks County and President of the Town Hall of Cleveland. He has also served as a Member of the Investment Committee for the United Way of Southeast Michigan and as a Trustee for the United Way of Berks County, Pennsylvania and Wilmington, Delaware as well as for Think TV (public television).

 41  MANAGEMENT TEAM AND DIRECTORS  Frank S. Monterosso – Senior Vice President of Operations 25 years of experience in operations management with a concentration in electronic commerce, payment solutions and banking. Joined DNB in 2008 and is directly responsible for IT and deposit operations. Prior experience: Senior Director of Financial Operations of First Data Corporation, Vice President of Operations of Progress Bank, Assistant Vice President of Operations of First Pennsylvania Bank and Manager of Deposit Operations for Chase Manhattan Bank.Jonathan T. McGrain – Senior Vice President, Director of Sales and Marketing 30 years of experience in brand and communications strategy, with expertise in financial services and business-to-business marketing. Joined DNB First in 2015 to lead the development and execution of DNB First’s integrated sales and marketing strategy, as well as branding and corporate communications. Previously held senior management positions with PHH Corporation, VinaCapital, Clayton Holdings and Radian Group. Has also served as a brand strategy consultant to financial services and investment management firms in Asia and the United States. Earlier in his career, worked in marketing for both Citibank and Chemical Bank. Earned a B.A. in political science from Columbia University, and an M.B.A. in marketing and international business from New York University..

 42  MANAGEMENT TEAM AND DIRECTORS  James R. Biery –Director Director since January 2014 and he currently serves on the Benefits & Compensation, Audit, and Nominating & Corporate Governance Committees. Mr. Biery is the former President and CEO of the Pennsylvania Bankers Association (PBA), a position he held for the last 22 years of his 37-year tenure at the PBA which ended in November 2013. Mr. Biery Chaired the Pennsylvania Department of Banking Transition Team under Governor Corbett and currently serves as a Commissioner on the Pennsylvania Banking and Securities Commission and is a Board Member of the Pennsylvania Public School Employees Retirement System. Mr. Biery is past Chairman of the State Association Division of the American Bankers Association, former Board member for Silver Spring Township Authority and the Eagle Foundation of the Cumberland Valley School District. Mr. Biery graduated in 1970 from Lebanon Valley College and received a Masters in Governmental Administration from the Wharton Graduate School at the University of Pennsylvania in 1976.Thomas A. Fillippo – Director Director since 2006 and he currently serves on the Benefits & Compensation, Board Loan, Executive and Nominating & Corporate Governance Committees. Mr. Fillippo has been the President and Chief Executive Officer of Devault Foods since January 1970. He serves on the board of the Paoli Hospital Foundation, serves as Chairman of the West Chester University’s Council of Trustees and as a board member of the West Chester University Foundation and Sturzebecker Foundation. Mr. Fillippo is a past Chairman of the Chester County Chamber of Business and Industry, past Chairman of the Chester County Industrial Development Authority, past President of the Great Valley Regional Chamber of Commerce, and past President of the Pennsylvania Meat Packers Association. Mr. Fillippo graduated in 1969 from West Chester University with a degree in Health and Physical Education. Gerard F. Griesser – Director Director since October 2009. He currently serves on the Board Loan and Wealth Management Committees.  He is currently President of Fox & Roach/Trident, a Berkshire Hathaway HomeServices company.  From 1985 until the sale to Berkshire Hathaway in July 2013, he was one of three owners of Prudential Fox & Roach Realtors, the Trident Group and ETC, Inc. Mr. Griesser served as the Chairman of the Washington, DC-based Real Estate Settlement Providers Council (RESPRO) from 2003 to 2004 and was on the Board of Directors for Willow Financial Bancorp, Inc. from 2007 to 2009 and Chester Valley Bancorp, Inc. from 1987 to 2007. Mr. Griesser has previously served as the President of Fox Roach Charities, the charitable arm of Fox & Roach/Trident. Mr. Griesser graduated in 1971 from Villanova University with a BA and from Drexel University in 1975 with an MBA.

 43  MANAGEMENT TEAM AND DIRECTORS  Mildred C. Joyner –Director Director since 2004 and currently is a member of the Wealth Management, Nominating & Corporate Governance and Audit Committees. Ms. Joyner has been the President of MCJ Consultants since January 2011 and was an Emeritus Director and Professor of Social Work at West Chester University for the prior twenty-five years. Ms. Joyner served as the fundraising Chairperson of the Frederick Douglass sculpture for West Chester University. Other positions held at West Chester University were: Associate Professor and Chairperson of the Undergraduate Social Work Department from 1984 to 1995 and Assistant Professor and Chairperson of Social Work from 1981 to 1984. Ms. Joyner currently serves on the Chester County Food Bank. She served on the Board of the International Association of Schools of Social Work, the ANSWER Coalition and was the President of the Council on Social Work Education from July 2010 to June 2013. Ms. Joyner is Chairperson Emeritus of Living Beyond Breast Cancer and served as Vice President of the Council on Social Work Education from 2003 to 2009 and was President Elect of the Council on Social Work Education from July 2009 to June 2010. Ms. Joyner earned her undergraduate degree in 1971 from Central State University, Ohio and a graduate degree in 1974 from Howard University in Washington, DC.James J. Koegel – Director Director since 2003 and is currently Chairman of the Nominating & Corporate Governance Committee and serves on the Benefits & Compensation, Executive, Board Loan, and the Audit Committees. Mr. Koegel has been the President of Jones Motor Group, Inc. & Affiliated Companies since July 1996. He has been a board member of the Chester County Industrial Development Authority since 2006, a member of the Board of Trustees of the Episcopal Academy since 1991 and has served as a board member of the of the Chester County Economic Development Council. Mr. Koegel graduated in 1969 from Villanova University with a degree in Economics and Temple University School of Law in 1975. James H. Thornton – Director Director since 1995 and is presently Chairman of the Audit Committee and the Benefits & Compensation Committee and serves on the Executive Committee. Mr. Thornton is the President of Thornton Consulting, a hospital and healthcare consulting firm, which he established in February 2009. From December 2006 to December 2008, Mr. Thornton was the CEO of John Dempsey Hospital of the University of Connecticut Health Center (UCHC) and was the Interim Chief Operating Officer of the Connecticut Children’s Medical Center from December 2005 to December 2006. From July 1994 to December 2000, Mr. Thornton was the Chief Executive Officer of Brandywine Health System. He graduated from Villanova University in 1967 with a BS in Economics and Accounting. .

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 Security or Index*  June 2014 - 2015  DNBF  21.60%  NASDAQ Bank Index  10.64%  KBW Bank Index  8.25%  S&P 500  5.25%  Closing price on August 31, 2015: $25.85  *Source: Bloomberg  45  DNBF STOCK PERFORMANCE

 46  Gerald F. Sopp, EVP and CFO484.359.3138gsopp@dnbfirst.comhttp://investors.dnbfirst.com/  INVESTOR RELATIONS CONTACT  For more information, Investors may contact:

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